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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 29, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S6)


              Credit Suisse First Boston Mortgage Securities Corp
             (Exact name of registrant as specified in its charter)

          DELWARE                    333-49820               13-3320910
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)


11 Madison Avenue, New York, New York                             10010
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is: (212) 538-3000


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

     1. Pooling and Servicing Agreement, dated as of March 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, The Chase Manhattan Bank, as trustee and Wilshire Credit Corporation, as servicer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CREDIT SUISSE FIRST BOSTON
                                            MORTGAGE SECURITIES CORP.


                                            By:    /s/ Helaine Hebble
                                                   -----------------------------
                                            Name:  Helaine Hebble
                                            Title: Senior Vice President


Dated: April 13, 2001